                                                                    EXHIBIT 10.4





                               U.S. RENTALS, INC.
                          1997 PERFORMANCE AWARD PLAN

                               TABLE OF CONTENTS

                                                                            Page
1.  THE PLAN................................................................  1
    --------
       1.1     Purpose......................................................  1
               -------
       1.2   Administration and Authorization; Power and Procedure..........  1
             -----------------------------------------------------
             1.2.1   Committee..............................................  1
                     ---------
             1.2.2   Plan Awards; Interpretation; Powers of Committee.......  1
                     ------------------------------------------------
             1.2.3   Binding Determinations.................................  2
                     ----------------------
             1.2.4   Reliance on Experts....................................  2
                     -------------------
             1.2.5   Delegation.............................................  3
                     ----------
       1.3   Participation..................................................  3
             -------------
       1.4   Shares Available for Awards; Share Limits......................  3
             -----------------------------------------
             1.4.1   Shares Available.......................................  3
                     ----------------
             1.4.2   Share Limits...........................................  3
                     ------------
             1.4.3   Share Reservation; Replenishment and Reissue of
                     -----------------------------------------------
                     Unvested Awards........................................  3
                     ---------------
       1.5   Grant of Awards................................................  4
             ---------------
       1.6   Award Period...................................................  4
             ------------
       1.7   Limitations on Exercise and Vesting of Awards..................  4
             ---------------------------------------------
             1.7.1   Provisions for Exercise................................  4
                     -----------------------
             1.7.2   Procedure..............................................  4
                     ---------
             1.7.3   Fractional Shares/Minimum Issue........................  4
                     -------------------------------
       1.8   Acceptance of Notes to Finance Exercise........................  5
             ---------------------------------------
             1.8.1   Principal..............................................  5
                     ---------
             1.8.2   Term...................................................  5
                     ----
             1.8.3   Recourse; Security.....................................  5
                     ------------------
             1.8.4   Termination of Employment..............................  5
                     -------------------------
       1.9   No Transferability; Limited Exception to Transfer
             -------------------------------------------------
             Restrictions...................................................  5
             ------------
             1.9.1   Limit On Exercise and Transfer.........................  5
                     ------------------------------
             1.9.2   Exceptions.............................................  6
                     ----------
             1.9.3   Further Exceptions to Limits On Transfer...............  6
                     ----------------------------------------

2.  OPTIONS.................................................................  6
    -------
       2.1   Grants.........................................................  6
             ------
       2.2   Option Price...................................................  7
             ------------
             2.2.1   Pricing Limits.........................................  7
                     --------------
             2.2.2   Payment Provisions.....................................  7
                     ------------------
       2.3   Limitations on Grant and Terms of Incentive Stock Options......  7
             ---------------------------------------------------------
             2.3.1   $100,000 Limit.........................................  7
                     --------------
             2.3.2   Option Period..........................................  8
                     -------------

             2.3.3   Other Code Limits............................................   8
                     -----------------
       2.4   Limits on 10% Holders................................................   8
             ---------------------
       2.5   Option Repricing/Cancellation and Regrant/Waiver of Restrictions.....   8
             ----------------------------------------------------------------
             2.6.1   Options - Resignation or Dismissal...........................   9
                     ----------------------------------
             2.6.2   Options - Death or Disability................................   9
                     -----------------------------
             2.6.3   Options - Retirement.........................................   9
                     --------------------
             2.6.4   Certain SARs.................................................  10
                     ------------
             2.6.5   Other Awards.................................................  10
                     ------------
             2.6.6   Committee Discretion.........................................  10
                     --------------------

3.  STOCK APPRECIATION RIGHTS
    -------------------------
                (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).....................  10
                --------------------------------------------
       3.1   Grants...............................................................  10
             ------
       3.2   Exercise of Stock Appreciation Rights................................  11
             -------------------------------------
             3.2.1   Exercisability...............................................  11
                     --------------
             3.2.2   Effect on Available Shares...................................  11
                     --------------------------
             3.2.3   Stand-Alone SARs.............................................  11
                     ----------------
             3.2.4   Proportionate Reduction......................................  11
                     -----------------------
       3.3   Payment..............................................................  11
             -------
             3.3.1   Amount.......................................................  11
                     ------
             3.3.2   Form of Payment..............................................  12
                     ---------------
       3.4   Limited Stock Appreciation Rights....................................  12
             ---------------------------------

4.  RESTRICTED STOCK AWARDS.......................................................  12
    -----------------------
       4.1   Grants...............................................................  12
             ------
       4.2   Restrictions.........................................................  13
             ------------
             4.2.1   Pre-Vesting Restraints.......................................  13
                     ----------------------
             4.2.2   Dividend and Voting Rights...................................  13
                     --------------------------
             4.2.3   Cash Payments................................................  13
                     -------------
       4.3   Return to the Corporation............................................  13
             -------------------------

5.  Performance Share Awards and Stock Bonuses....................................  13
    -------------------------------------------
       5.1   Grants of Performance Share Awards...................................  13
             ----------------------------------
              5.2.1   Eligible Class..............................................  14
                      --------------
              5.2.2   Maximum Award...............................................  14
                      -------------
              5.2.3   Committee Certification.....................................  15
                      -----------------------
              5.2.4   Terms and Conditions of Awards..............................  15
                      ------------------------------
              5.2.5   Stock Payout Features.......................................  15
                      ---------------------
       5.3   Grants of Stock Bonuses..............................................  15
             -----------------------
       5.4   Deferred Payments....................................................  15
             -----------------
       5.5   Cash Bonus Awards....................................................  15
             -----------------
             5.5.1   Performance Goals............................................  15
                     -----------------
             5.5.2   Maximum Annual Amount........................................  16
                     ---------------------
             5.5.3   Payment in Restricted Stock..................................  16
                     ---------------------------

6.  OTHER PROVISIONS..............................................................   16
    ----------------
       6.1   Rights of Eligible Persons, Participants and Beneficiaries...........   16
             ----------------------------------------------------------
             6.1.1  Employment Status.............................................   16
                    -----------------
             6.1.2   No Employment Contract.......................................   16
                     ------------------
             6.1.3   Plan Not Funded..............................................   16
                     ---------------
       6.2   Adjustments; Acceleration............................................   17
             --------------------------
             6.2.1   Adjustments..................................................   17
                     -----------
             6.2.2   Acceleration of Awards Upon Change in Control................   18
                     ---------------------------------------------
             6.2.3   Possible Early Termination of Accelerated Awards.............   18
                     ------------------------------------------------
             6.2.4   Golden Parachute Limitations.................................   19
                     ----------------------------
       6.3   Effect of Termination of Employment..................................   19
             -----------------------------------
       6.4   Compliance with Laws.................................................   19
             --------------------
       6.5   Tax Withholding......................................................   19
             ---------------
             6.5.1   Mandatory Tax Withholding Offset.............................   19
                     --------------------------------
             6.5.2   Tax Loans....................................................   20
                     ---------
       6.6   Plan Amendment, Termination and Suspension...........................   20
             ------------------------------------------
             6.6.1   Board Authorization..........................................   20
                     -------------------
             6.6.2   Stockholder Approval.........................................   20
                     --------------------
             6.6.3   Amendments to Awards.........................................   20
                     --------------------
             6.6.4   Limitations on Amendments to Plan and Awards.................   20
                     --------------------------------------------
       6.7   Privileges of Stock Ownership........................................   21
             -----------------------------
       6.8   Effective Date of the Plan...........................................   21
             --------------------------
       6.9   Term of the Plan.....................................................   21
             ----------------
       6.10  Governing Law/Construction/Severability..............................   21
             ---------------------------------------
             6.10.1   Choice of Law...............................................   21
                      -------------
             6.10.2   Severability................................................   21
                      ------------
             6.10.3   Plan Construction...........................................   21
                      -----------------
       6.11  Captions.............................................................   22
             --------
       6.12   Effect of Change of Subsidiary Status...............................   22
              -------------------------------------

7.  DEFINITIONS...................................................................   22
    -----------
8.  NON-EMPLOYEE DIRECTOR OPTIONS.................................................   27
       8.1   Participation........................................................   28
             -------------
       8.2   Annual Option Grants.................................................   28
             --------------------
             8.2.1   Time of Initial Award........................................   28
                     ---------------------
             8.2.2   Subsequent Annual Awards.....................................   28
                     ------------------------
             8.2.3   Maximum Number of Shares.....................................   28
                     ------------------------
       8.3   Option Price.........................................................   28
             ------------
       8.4   Option Period and Exercisability.....................................   29
             --------------------------------
       8.5   Termination of Directorship..........................................   29
             ---------------------------
       8.6   Adjustments..........................................................   29
             -----------
       8.7   Acceleration Upon a Change in Control Event..........................   29
             -------------------------------------------

                              U.S. RENTALS, INC.
                              ------------------
                          1997 PERFORMANCE AWARD PLAN
                          ---------------------------



                               1.   THE PLAN
                                    --------

1.1  PURPOSE.  The purpose of this Plan is to promote the success of the Company
     -------
     and the interests of its stockholders by attracting, motivating, retaining and rewarding key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Section 8. "CORPORATION" means U.S. Rentals, Inc. and "COMPANY" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Section 7.

1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.
     -----------------------------------------------------

     1.2.1   COMMITTEE.  This Plan will be administered by and all Awards to
             ---------
             Eligible Employees will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

     1.2.2   PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE.  Subject to the
             ------------------------------------------------
             express provisions of this Plan, the Committee will have the authority to:

             (a) determine eligible the particular Eligible Employees who will receive Awards;

             (b) grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

             (c) approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

             (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

             (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

             (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

             (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

but the provisions of Section 8 relating to Non-Employee Director Awards will be automatic and, to the maximum extent possible, self-effectuating, and the discretion of the Committee will not extend to such Awards in any manner that would be impermissible under Rule 16b-3(c)(2).

     1.2.3   BINDING DETERMINATIONS.  Any action taken by, or inaction of, the
             ----------------------
             Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     1.2.4   RELIANCE ON EXPERTS.  In making any determination or in taking or
             -------------------
             not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

     1.2.5   DELEGATION.  The Committee may delegate ministerial, non-
             ----------
             discretionary functions to individuals who are officers or employees of the Company.

1.3  PARTICIPATION.  Awards may be granted by the Committee only to those
     -------------
     persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4  SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.
     -----------------------------------------

     1.4.1   SHARES AVAILABLE.  Subject to the provisions of Section 6.2, the
             ----------------
             capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

     1.4.2   SHARE LIMITS.  The maximum number of shares of Common Stock that
             ------------
             may be delivered pursuant to Awards granted to Eligible Persons under this Plan will not exceed 4,600,000 shares (the "SHARE LIMIT"). The maximum number of shares subject to those options and Stock Appreciation Rights that are granted during any calendar year to any individual will be limited to 2,500,000 and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan will be 2,500,000. The maximum number of shares of Common Stock that may be delivered under the provisions of Section 8 will not exceed 100,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

     1.4.3   SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED AWARDS.
             ---------------------------------------------------------------
             No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares issuable at any time pursuant to such Award, plus (b) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, will again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5  GRANT OF AWARDS.  Subject to the express provisions of this Plan, the
     ---------------
     Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

1.6  AWARD PERIOD.  Each Award and all executory rights or obligations under the
     ------------
     related Award Agreement will expire on such date (if any) as determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

1.7  LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.
     ---------------------------------------------

     1.7.1   PROVISIONS FOR EXERCISE.  Unless the Committee otherwise expressly
             -----------------------
             provides, no Award will be exercisable or will vest until at least six months after the initial Award Date, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

     1.7.2   PROCEDURE.  Any exercisable Award will be deemed to be exercised
             ---------
             when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.2 or 8.4, as the case may be.

     1.7.3   FRACTIONAL SHARES/MINIMUM ISSUE.  Fractional share interests will
             -------------------------------
             be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8  ACCEPTANCE OF NOTES TO FINANCE EXERCISE.  The Corporation may, with the
     ---------------------------------------
     Committee's approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; but any such note will be subject to the following terms and conditions:

     1.8.1   PRINCIPAL.  The principal of the note will not exceed the amount
             ---------
             required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note will be delivered directly to the Corporation in consideration of such exercise or receipt.

     1.8.2   TERM.  The initial term of the note will be determined by the
             ----
             Committee; but the term of the note, including extensions, will not exceed a period of five years.

     1.8.3   RECOURSE; SECURITY.  The note will provide for full recourse to the
             ------------------
             Participant and will bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code. If required by the Committee or by applicable law, the note will be secured by a pledge of any shares or rights financed thereby in compliance with applicable law. The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note will conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     1.8.4   TERMINATION OF EMPLOYMENT.  If the employment of the Participant
             -------------------------
             terminates, the unpaid principal balance of the note will become due and payable on the 10th business day after such termination; but if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance will become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant after such termination.

1.9  NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.
     --------------------------------------------------------------

     1.9.1   LIMIT ON EXERCISE AND TRANSFER.  Unless otherwise expressly
             ------------------------------
             provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards will be exercised only by the

             Participant; and (b) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

     1.9.2   EXCEPTIONS.  The Committee may permit Awards to be exercised by and
             ----------
             paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). ISOs and Restricted Stock Awards, however, will be subject to any and all additional transfer restrictions under the Code.

     1.9.3   FURTHER EXCEPTIONS TO LIMITS ON TRANSFER.  The exercise and
             ----------------------------------------
             transfer restrictions in Section 1.9.1 will not apply to:

             (a)  transfers to the Corporation,

             (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

             (c) transfers pursuant to a QDRO order if approved or ratified by the Committee,

             (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

             (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.


                                 2. OPTIONS
                                    -------

2.1  GRANTS.  One or more Options may be granted under this Section to any
     ------
     Eligible Person. Each Option granted will be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option.

2.2  OPTION PRICE.
     ------------

     2.2.1   PRICING LIMITS.  The purchase price per share of the Common Stock
             --------------
             covered by each Option will be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options will not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

     2.2.2   PAYMENT PROVISIONS.  The purchase price of any shares purchased on
             ------------------
             exercise of an Option granted under this Section will be paid in full at the time of each purchase in one or a combination of the following methods: (a) in cash or by electronic funds transfer; (b) by certified or cashier's check payable to the order of the Corporation; (c) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (d) by notice and third party payment in such manner as may be authorized by the Committee; or (e) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, but the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and any shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. In addition to the payment methods described above, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 6.5. The Corporation will not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.
     ---------------------------------------------------------

     2.3.1  $100,000 LIMIT.  To the extent that the aggregate "FAIR MARKET
             --------------
             VALUE" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "FAIR MARKET VALUE" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

      2.3.2  OPTION PERIOD.  Each Option and all rights thereunder will expire
             -------------
             no later than 10 years after the Award Date.

      2.3.3  OTHER CODE LIMITS.  Incentive Stock Options may only be granted to
             -----------------
             Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.4  LIMITS ON 10% HOLDERS.  No Incentive Stock Option may be granted to any
     ---------------------
     person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5  OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS.  Subject
     ----------------------------------------------------------------
     to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Section by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

2.6  EFFECTS OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS;
     -----------------------------------------------------------------------
     DISCRETIONARY PROVISIONS.
     ------------------------

     2.6.1   OPTIONS - RESIGNATION OR DISMISSAL.  If the Participant's
             ----------------------------------
             employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "SEVERANCE DATE") other than Retirement, Total Disability or death, or "FOR CAUSE" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by
             Section 1.6 or 6.2, three months after the Severance Date to exercise any Option to the extent it has become exercisable on the Severance Date. In the case of a termination "for cause", the Option will terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, will terminate.

     2.6.2   OPTIONS - DEATH OR DISABILITY.  If the Participant's employment by
             -----------------------------
             (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by
             Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Option to the extent it will have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date will terminate.

     2.6.3   OPTIONS - RETIREMENT.  If the Participant's employment by (or
             --------------------
             specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it will have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, will terminate.

     2.6.4   CERTAIN SARS.  Any SAR granted concurrently or in tandem with an
             ------------
             Option will have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

     2.6.5   OTHER AWARDS.  The Committee will establish in respect of each
             ------------
             other Award granted hereunder the Participant's rights and benefits (if any) if the Participant's employment is terminated and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

     2.6.6   COMMITTEE DISCRETION.  Notwithstanding the foregoing provisions of
             --------------------
             this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

2.7  OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER
     ---------------------------------------------------------------------
     CORPORATIONS.  Options and Stock Appreciation Rights may be granted to
     ------------
     Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.


                        3. STOCK APPRECIATION RIGHTS
                           -------------------------
                 (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)
                 ---------------------------------------------

3.1  GRANTS.  The Committee may grant to any Eligible Person Stock Appreciation
     ------
     Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2  EXERCISE OF STOCK APPRECIATION RIGHTS.
     -------------------------------------

     3.2.1   EXERCISABILITY.  Unless the Award Agreement or the Committee
             --------------
             otherwise provides, a Stock Appreciation Right related to another

             Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

     3.2.2   EFFECT ON AVAILABLE SHARES.  To the extent that a Stock
             --------------------------
             Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

     3.2.3   STAND-ALONE SARS.  A Stock Appreciation Right granted independently
             ----------------
             of any other Award will be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     3.2.4   PROPORTIONATE REDUCTION.  If an SAR extends to less than all the
             -----------------------
             shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

3.3  PAYMENT.
     -------

     3.3.1   AMOUNT.  Unless the Committee otherwise provides, upon exercise of
             ------
             a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive subject to Section 6.5 payment of an amount determined by multiplying

             (a) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

             (b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

     3.3.2   FORM OF PAYMENT.  The Committee, in its sole discretion, will
             ---------------
             determine the form in which payment will be made of the amount determined under Section 3.3.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, but the Committee will have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election will be subject to such conditions as the Committee may impose.

3.4  LIMITED STOCK APPRECIATION RIGHTS.  The Committee may grant to any
     ---------------------------------
     Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("LIMITED SARS") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.


                           4.  RESTRICTED STOCK AWARDS
                               -----------------------

4.1  GRANTS.  The Committee may grant one or more Restricted Stock Awards to any
     ------
     Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("RESTRICTED SHARES") will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2  RESTRICTIONS.
     ------------

     4.2.1   PRE-VESTING RESTRAINTS.  Except as provided in Sections 4.1 and
             ----------------------
             1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

     4.2.2   DIVIDEND AND VOTING RIGHTS.  Unless otherwise provided in the
             --------------------------
             applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

     4.2.3   CASH PAYMENTS.  If the Participant has been paid or received cash
             -------------
             (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

4.3  RETURN TO THE CORPORATION.  Unless the Committee otherwise expressly
     -------------------------
     provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement will not vest and will be returned to the Corporation in such manner and on such terms as the Committee provides.


                   5. PERFORMANCE SHARE AWARDS AND STOCK BONUSES
                      ------------------------------------------

5.1  GRANTS OF PERFORMANCE SHARE AWARDS.  The Committee may grant Performance
     ----------------------------------
     Share Awards to Eligible Persons based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "PERFORMANCE CYCLE") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine.

5.2  SPECIAL PERFORMANCE-BASED SHARE AWARDS.  Without limiting the generality of
     --------------------------------------
     the foregoing, and in addition to options granted under other provisions of this Section 5, other performance-based awards within the meaning of
     Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, division, or station basis with reference to revenues, net earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the business criteria) relative to preestablished performance goals, may be granted under this Plan. The applicable business criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan.

     5.2.1   ELIGIBLE CLASS.  The eligible class of persons for Awards under
             --------------
             this Section is executive officers of the Corporation.

     5.2.2   MAXIMUM AWARD.  In no event will grants in any calendar year to a
             -------------
             Participant under this Section 5.2 relate to more than 2,500,000 shares or a cash amount of more than $1,000,000.

     5.2.3   COMMITTEE CERTIFICATION.  Before any Performance-Based Award under
             -----------------------
             this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

     5.2.4   TERMS AND CONDITIONS OF AWARDS.  The Committee will have discretion
             ------------------------------
             to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

     5.2.5   STOCK PAYOUT FEATURES.  In lieu of cash payment of an Award, the
             ---------------------
             Committee may require or allow a portion of the Award to be paid in the form of stock, Restricted Shares or an Option.

5.3  GRANTS OF STOCK BONUSES.  The Committee may grant a Stock Bonus to any
     -----------------------
     Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4  DEFERRED PAYMENTS.  The Committee may authorize for the benefit of any
     -----------------
     Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

5.5  CASH BONUS AWARDS.
     -----------------

     5.5.1   PERFORMANCE GOALS. The Committee may establish a program of annual
             -----------------
             incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary division basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or on assets or net investment, cost containment or reduction, or achievement of strategic goals (or any combination of such factors). In addition, the award may depend upon the Eligible Employee's individual performance.

     5.5.2   MAXIMUM ANNUAL AMOUNT.  In no event may awards payable for any year
             ---------------------
             to any Eligible Employee exceed $20 million.

     5.5.3   PAYMENT IN RESTRICTED STOCK.  In lieu of cash payment of the
             ---------------------------
             awards, the Committee may require or allow a portion of the award to be paid in the form of a Restricted Stock Award.

                            6.  OTHER PROVISIONS
                                ----------------

6.1     RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.
        ----------------------------------------------------------

        6.1.1  EMPLOYMENT STATUS. Status as an Eligible Person will not be
               -----------------
               construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

        6.1.2  NO EMPLOYMENT CONTRACT.  Nothing contained in this Plan (or in
               ----------------------
               any other documents related to this Plan or to any Award) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the Participant's consent.

        6.1.3  PLAN NOT FUNDED.  Awards payable under this Plan will be payable
               ---------------
               in shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

 6.2  ADJUSTMENTS; ACCELERATION.
      -------------------------

      6.2.1  ADJUSTMENTS.  The following provisions will apply if any
             -----------
             extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The
          Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable

          (a) proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards,(iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) the performance standards appropriate to any outstanding Awards, or

          (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event. In each case, with respect to Awards of Incentive Stock Options, no such adjustment will be made that would cause the Plan to violate Section 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

      6.2.2  ACCELERATION OF AWARDS UPON CHANGE IN CONTROL.  Unless prior to a
             ---------------------------------------------
             Change in Control Event the Committee determines that, upon its occurrence, benefits under Awards will not accelerate or determines that only certain or limited benefits under Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event

             (a) each Option and Stock Appreciation Right will become immediately exercisable,

             (b) Restricted Stock will immediately vest free of restrictions, and

             (c) each Performance Share Award will become payable to the Participant; but, in no event will any Award be accelerated as to any Section 16 Person to a date less than six months after the Award Date of such Award.

             The Committee may override the limitations on acceleration in this
             Section 6.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements.

     6.2.3   POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS.  If any Option or
             ------------------------------------------------
             other right to acquire Common Stock under this Plan (other than under Section 8) has been fully accelerated as permitted by Section
             6.2.2 but is not exercised prior to (a) a dissolution of the Corporation, or (b) an event described in Section 6.2.1 that the Corporation does not survive, or (c) the consummation of an event described in Section 6.1 that results in a Change of Control approved by the Board, such Option or right will terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

     6.2.4   GOLDEN PARACHUTE LIMITATIONS.  Unless otherwise specified in an
             ----------------------------
             Award Agreement, no Award be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in
             Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

6.3  EFFECT OF TERMINATION OF EMPLOYMENT.  The Committee will establish in
     -----------------------------------
     respect of each Award granted to an Eligible Person the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

6.4  COMPLIANCE WITH LAWS.  This Plan, the granting and vesting of Awards under
     --------------------
     this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions, and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance withy all applicable legal requirements.

6.5  TAX WITHHOLDING.
     ---------------

     6.5.1   MANDATORY TAX WITHHOLDING OFFSET.  Subject only to Section 6.4, the
             --------------------------------
             number of shares or the payment of cash issuable or payable in respect of an Award, will be reduced by the amount necessary to satisfy the minimum applicable tax withholding requirements imposed on the Company or any subsidiary in respect of such Award or event. The participant will have no discretion as to whether such shares or amount will or will not be withheld and offset by the Company. Such withholding offset will be mandatory and nondiscretionary.

     6.5.2   TAX LOANS.  If so provided in the Award Agreement, the Company may,
             ---------
             to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.

6.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.
     ------------------------------------------

     6.6.1   BOARD AUTHORIZATION.  The Board may, at any time, terminate or,
             -------------------
             from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

     6.6.2   STOCKHOLDER APPROVAL.  To the extent then required under Sections
             --------------------
             422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

     6.6.3   AMENDMENTS TO AWARDS.  Without limiting any other express authority
             --------------------
             of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

     6.6.4   LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS.  No amendment,
             --------------------------------------------
             suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7  PRIVILEGES OF STOCK OWNERSHIP.  Except as otherwise expressly authorized by
     -----------------------------
     the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8  EFFECTIVE DATE OF THE PLAN.  This Plan will be effective as of the date it
     --------------------------
     is approved by the Board, subject to stockholder approval of the shareholders of the Corporation.

6.9  TERM OF THE PLAN.  No Award will be granted under this Plan after more
     ----------------
     than ten years after the effective date of this Plan (the "TERMINATION DATE"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

6.10 GOVERNING LAW/CONSTRUCTION/SEVERABILITY.
     ---------------------------------------

     6.10.1       CHOICE OF LAW. This Plan, the Awards, all documents evidencing
                  -------------
                  Awards and all other related documents will be governed by, and construed in accordance with the laws of the state of California.

     6.10.2       SEVERABILITY.  If a court of competent jurisdiction holds any
                  ------------
                  provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

     6.10.3       PLAN CONSTRUCTION.
                  -----------------

             (a)  RULE 16b-3.  It is the intent of the Corporation that the
                  ----------
                  Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to
                  Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible will be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

             (b)  SECTION 162(m).  It is the further intent of the Company that
                  --------------
                  Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation under

          Section 162(m) of the Code, and this Plan will be interpreted consistent with such intent.

6.11  CAPTIONS.  Captions and headings are given to the sections and subsections
      --------
      of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12  EFFECT OF CHANGE OF SUBSIDIARY STATUS.  For purposes of this Plan and any
      -------------------------------------
      award hereunder, if an entity ceases to be a subsidiary a termination of employment and service will be deemed to have occurred with respect to each eligible person in respect of such subsidiary who does not continue as an eligible person in respect of another entity within the company.

6.13  NON-EXCLUSIVITY OF PLAN.  Nothing in this Plan will limit or be deemed to
      -----------------------
      limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.


                               7. DEFINITIONS
                                  -----------

"AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, performance share award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

"AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Section 8, the applicable dates set forth therein.

"AWARD PERIOD" means the period beginning on an Award Date and ending on the expiration date of such Award.

"BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"BOARD" means the Board of Directors of the Corporation.

"CHANGE IN CONTROL EVENT" means any of the following:

    (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

    (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

    (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate; or;

    (d) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a Colburn Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; provided, however, that a Change of Control will not be deemed to have occurred if a Colburn Affiliate transfers to an organization described under
          Section 501 of the Code beneficial ownership of more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

    (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

"COLBURN AFFILIATES" means Richard D. Colburn and his affiliates (within the meaning of the Exchange Act), successors, heirs, descendants or members of his immediate family.

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMMISSION" means the Securities and Exchange Commission.

"COMMITTEE" means the Board or a committee appointed by the Board to administer this Plan, which committee will be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, will be Disinterested.

"COMMON STOCK" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

"COMPANY" means, collectively, the Corporation and its Subsidiaries.

"CORPORATION" means U.S. Rentals, Inc., a Delaware corporation, and its successors.

"DISINTERESTED" means a disinterested director or an "outside director" within the meaning of any mandatory legal or regulatory requirements, including Section 162(m) of the Code.

"ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or key employee of the Company.

"ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

"FAIR MARKET VALUE" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

"INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of that contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

"NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors of the Corporation who is not an employee of the Company but does not mean Richard D. Colburn.

"NON-EMPLOYEE DIRECTOR PARTICIPANT" means a Non-Employee Director who holds an outstanding Award under the provisions of Section 8.

"OPTION" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

"OTHER ELIGIBLE PERSON" means any Non-Employee Director or any individual consultant or advisor who or (to the extent provided in the next sentence) agent who renders or has rendered bona fide services (other than services in
                            ---- ----
connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. If the Corporation's officers and directors are or become subject to Section 16 of the Exchange Act, a Non-Employee Director will not thereafter be selected as an Other Eligible Person. A non-employee agent providing bona fide services to the Company (other than as an eligible advisor
          ---- ----
or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws.

"PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who has been received an Award under Section 8 of this Plan.

"PERFORMANCE SHARE AWARD" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of that is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

"PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"PLAN" means this 1997 Performance Award Plan, as amended from time to time.

"QDRO" means a qualified domestic relations order.

"RESTRICTED SHARES" or "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

"RETIREMENT" means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with ten or more years of service or age 65.

"RULE 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time, but subject to any applicable transition rules.

"SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"STOCK APPRECIATION RIGHT" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

"STOCK BONUS" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

"SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

"TOTAL DISABILITY" means a disability where Participant is unable to effectively engage in the material activities required for Participant's position with the Company by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a period of 90 consecutive days or for shorter periods aggregating 180 days in any consecutive 12 month period.


                       8. NON-EMPLOYEE DIRECTOR OPTIONS

8.1  PARTICIPATION.  Awards under this Section 8 will be made only to Non-
     -------------
     Employee Directors and will be evidenced by Award Agreements substantially in the form of EXHIBIT A.

8.2  ANNUAL OPTION GRANTS.
     --------------------

     8.2.1   TIME OF INITIAL AWARD.  Persons who are Non-Employee Directors in
             ---------------------
             office at the time this Plan is first approved by the stockholders of the Corporation will be granted without further action a Nonqualified Stock Option to purchase 2,500 shares of Common Stock. After approval of this Plan by the stockholders of the Corporation, if any person who is not then an officer or employee of the Company will become a director of the Corporation, such person will automatically be granted (without any action by the Board or Committee) a Non-qualified Stock Option (the Award Date of which will be the date such person takes office) to purchase 2,500 shares of Common Stock.

     8.2.2   SUBSEQUENT ANNUAL AWARDS.  At the close of trading on the day of
             ------------------------
             the annual stockholders meeting in each year during the term of the Plan commencing 1998, there will be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which will be such date) to each Non-Employee Director then continuing in office to purchase 1,000 shares of Common Stock.

     8.2.3   MAXIMUM NUMBER OF SHARES.  Annual grants that would otherwise
             ------------------------
             exceed the maximum number of shares under Section 1.4.1 will be prorated within such limitation. A Non-Employee Director will not receive more than one Nonqualified Stock Option under this Section
             8.2 in any calendar year, nor more than 10,000 shares on exercise of all Options awarded under this Section 8.2.

8.3  OPTION PRICE.  The purchase price per share of the Common Stock covered by
     ------------
     each Option granted pursuant to Section 8.2 will be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Section will be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, but any such shares used in payment must be owned by the Participant at least six months prior to the date of exercise.

8.4  OPTION PERIOD AND EXERCISABILITY.  Each Option granted under this Section 8
     --------------------------------
     and all rights or obligations thereunder will expire ten years after the Award Date and will be subject to earlier termination as provided below. Each Option granted under Section 8.2 will become exercisable at the rate of 20% per annum commencing on the first anniversary of the Award Date and each of the next four anniversaries thereof.

8.5  TERMINATION OF DIRECTORSHIP.  If a Non-Employee Director's services as a
     ---------------------------
     member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Section held by such Participant will immediately become and will remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Section that is not then exercisable will terminate and any portion of such Option that is then exercisable may be exercised for six months after the date of such termination or until the expiration of the stated term whichever first occurs.

8.6  ADJUSTMENTS.  Options granted under this Section 8 will be subject to
     -----------
     adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee's actions in respect thereof satisfy any applicable criteria in respect of formula plans under Rule 16, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

8.7  ACCELERATION UPON A CHANGE IN CONTROL EVENT.  Upon the occurrence of a
     -------------------------------------------
     Change in Control Event, each Option granted under Section 8.2 hereof will become immediately exercisable in full;but none of the Options granted under Section 8.2 will be accelerated to a date less than six months after the Award Date of such Option. To the extent that any Option granted under this Section 8 is not exercised prior to (a) a dissolution of the Corporation or (b) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 8.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option will terminate upon the occurrence of such event.

                                   EXHIBIT A
                                   ---------


                               U.S. RENTALS, INC.

                               ELIGIBLE DIRECTOR

                      NONQUALIFIED STOCK OPTION AGREEMENT



          THIS AGREEMENT dated as of _____________, ____, is between U.S. Rentals, Inc., a Delaware corporation (the "CORPORATION"), and ________________ (the "DIRECTOR"). The Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

                                   BACKGROUND

          A. The Corporation has adopted and the stockholders of the Corporation have approved the 1997 Performance Award Plan (the "PLAN").

          B. Pursuant to the Plan, the Corporation has granted an option (the "OPTION") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and will not be deemed to be an incentive stock option within the meaning of Section 422 of the Code.

1.      OPTION GRANT.  This Agreement evidences the grant to the Director, as of
        ------------
___________, ____ (the "OPTION DATE"), of an Option to purchase an aggregate of
_____ shares of Common Stock, par value $.01 per share, under Section 8 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or in pursuant to the Plan.

2.      EXERCISE PRICE.  The Option entitles the Director to purchase (subject
        --------------
to the terms of Sections 3 through 5 below) all or any part of the Option shares at a price per share of $_______, which represents the Fair Market Value of the shares on the Option Date.

3.      OPTION EXERCISABILITY AND TERM.  Subject to adjustment pursuant to the
        ------------------------------
Plan, the Option will first become and remain exercisable as to ______________ of the shares on ___________________ and as to an additional _________ shares on each of the following dates: ______________, ____, __________, ____
_____________, ____, and _____________, ____, in each case subject to adjustments and acceleration under the Plan.  The Option will terminate on

                                 Exhibit A - 1

____________, ____, * unless earlier terminated in accordance with the terms of the Plan.

          4.      Service and Effect of Termination of Service.  The Director
                  --------------------------------------------
agrees to serve as a director in accordance with the provisions of the Corporation's Certificate of Incorporation, bylaws and applicable law. If the Director's services as a member of the Board terminate, this Option will terminate at the times and to the extent set forth in the Plan.

          5.      General Terms.  The Option and this Agreement are subject to,
                  -------------
and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director has received a copy of the Plan and has read its applicable provisions. Capitalized terms not otherwise defined herein have the meaning set forth in the Plan.

             The parties have signed this Agreement as of the date on page 1.

U.S. RENTALS, INC.
(a Delaware corporation)

By __________________________

   Title ______________________

Optionee Director


_____________________________
                                            (Signature)


_____________________________
                                            (Print Name)


_____________________________
                                            (Address)

_____________________________
                                       (City, State, Zip Code)

_____________________________
[social security number]

-----------------------
* insert day before tenth anniversary of date of grant.


                                 Exhibit A - 2

          In consideration of the execution of the foregoing Stock Option Agreement by U.S. Rentals, Inc., I, ____________________________, the spouse of the Director named therein, agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED: ______________, ____.


                                    ___________________________________
                                             Signature of Spouse


                                 Exhibit A - 3